Financial Instruments	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Financial Instruments
5.	Financial Instruments

5.1.	Capital Risk Management
The Company manages its capital to ensure that it will be able to continue as a going concern and satisfy its outstanding funding commitments while maintaining a high degree of financial flexibility to consummate new streaming investments.
The capital structure of the Company consists of debt (Note 17) and equity attributable to common shareholders, comprising of issued capital (Note 18), accumulated reserves (Note 19) and retained earnings.
The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under its sustainability-linked revolving credit facility (Note 17).
The Company is in compliance with the debt covenants at December 31, 2024, as described in Note 17.1.

5.2.	Categories of Financial Assets and Liabilities
Trade receivables from sales of cobalt and other receivables are non-interest
bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, the other receivables are reported net of allowances for uncollectable amounts. The refundable deposit on the 777 PMPA, which requires a single principal payment at maturity, is carried at amortized cost, which approximates its fair value. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method, which approximate fair values due to the short terms to maturity. The following table summarizes the classification of the Company’s financial assets and liabilities:

		December 31	December 31
(in thousands)	Note	2024	2023

Financial assets

Financial assets mandatorily measured at FVTNE 1

Cash and cash equivalents	22	$818,166	$546,527

Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 11	3,518	5,360

Long-term investments - warrants held		785	652

Investments in equity instruments designated at FVTOCI 1

Long-term investments - common shares held	16	98,190	246,026

Financial assets measured at amortized cost

Trade receivables from sales of cobalt	11	1,199	3,975

Refundable deposit - 777 PMPA	25	9,413	8,717

Other accounts receivable		1,500	743

Total financial assets		$932,771	$812,000

Financial liabilities

Financial liabilities at amortized cost

Accounts payable and accrued liabilities		$13,553	$13,458

Total financial liabilities		$13,553	$13,458

1)	FVTNE refers to Fair Value Through Net Earnings, FVTOCI refers to Fair Value Through Other Comprehensive Income.

5.3.	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.
The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. Finally, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables on these sales in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at December 31, 2024 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

		December 31	December 31
(in thousands)	Note	2024	2023

Cash and cash equivalents	22	$818,166	$546,527

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	3,518	5,360

Trade receivables from sales of cobalt	11	1,199	3,975

Refundable Deposit - 777 PMPA	25	9,413	8,717

Other accounts receivables	11	1,500	743

Maximum exposure to credit risk related to financial assets		$833,796	$565,322

5.4.	Liquidity Risk
The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at December 31, 2024, the Company had cash and cash equivalents of $818 million (December 31, 2023 - $547 million) and working capital of $799 million (December 31, 2023 - $541 million).
The Company holds equity investments of several companies (Note 16) with a combined market value at December 31, 2024 of $99 million (December 31, 2023 - $247 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, may not be sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.
The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities and performance share units liability. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows, where applicable.

As at December 31, 2024

(in thousands)	2024	2025 - 2026	2027 - 2028	After 2028	Total

Accounts payable and accrued liabilities	$13,553	$-	$-	$-	$13,553

Performance share units 1	13,562	11,522	-	-	25,084

Total	$27,115	$11,522	$-	$-	$38,637

1)	See Note 20.1 for estimated value per PSU at maturity and anticipated performance factor at maturity.

5.5.	Currency Risk
The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

	December 31	December 31
(in thousands)	2024	2023

Monetary assets

Cash and cash equivalents	$7,833	$1,729

Accounts receivable	160	112

Long-term investments - common shares held	98,190	77,770

Long-term investments - warrants held	785	652

Other long-term assets	3,114	7,898

Total Canadian dollar denominated monetary assets	$110,082	$88,161

Monetary liabilities

Accounts payable and accrued liabilities	$9,291	$9,080

Performance share units	20,989	17,303

Lease liability	5,170	5,892

Pension liability	5,289	4,624

Total Canadian dollar denominated monetary liabilities	$40,739	$36,899
The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at December 31, 2024

	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(2,885)	$2,885

Increase (decrease) in other comprehensive income	9,819	(9,819)

Increase (decrease) in total comprehensive income	$6,934	$(6,934)

	As at December 31, 2023

	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(2,651)	$2,651

Increase (decrease) in other comprehensive income	7,777	(7,777)

Increase (decrease) in total comprehensive income	$5,126	$(5,126)

5.6.	Interest Rate Risk
The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, the Company has no outstanding borrowings, and historically all borrowings have been at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the years ended December 31, 2024 the weighted average interest rate earned on its cash deposits in interest bearing accounts was 5.00%, as compared to 4.80% in the comparable period of the prior year.
During the years ended December 31, 2024 and 2023, a fluctuation in interest rates of 100 basis points
(1
percent) would not have impacted the amount of interest expensed by the Company.
During the years ended December
3
1
, 2024 and 2023, a fluctuation in interest rates of 100 basis points
(1
percent) would have impacted the amount of interest earned by approximately
$5 million
an
d
 $7
million, respectively.

5.7.	Other Price Risk
The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.
If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the years ended December 31, 2024 and 2023 would have increased/decreased by approximately $10 million and $25 million respectively, as a result of changes in the fair value of common shares held.

5.8.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		December 31, 2024

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	22	$818,166	$818,166	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	3,518	-	3,518	-

Long-term investments - common shares held	16	98,190	98,190	-	-

Long-term investments - warrants held	16	785	-	785	-

		$920,659	$916,356	$4,303	$-

		December 31, 2023

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	22	$546,527	$546,527	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	5,360	-	5,360	-

Long-term investments - common shares held	16	246,026	246,026	-	-

Long-term investments - warrants held	16	652	-	652	-

		$798,565	$792,553	$6,012	$-
When balances are outstanding, the Company’s bank debt (Note 17.1) is reported at amortized cost using the effective interest method.

5.8.1.	Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables from provisional concentrate sales are valued based on forward price of silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.
Long-Term Investments in Warrants Held
The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.